STANDISH, AYER & WOOD INVESTMENT TRUST
                            STANDISH SECURITIZED FUND

                     FINANCIAL STATEMENTS FOR THE YEAR ENDED
                                DECEMBER 31, 1999

                                     [LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST

January 27, 2000

Dear Standish, Ayer & Wood Investment Trust Shareholder:

We are writing to provide you with a review of developments at Standish, Ayer & Wood as they relate to the activities of the Investment Trust.

The 1999 Markets

The past year has been as tumultuous as 1998, although in different ways. World stock markets have been euphoric. The S&P 500 advanced about 21% but the technology-driven Nasdaq composite soared 86%. For the second year in a row, larger capitalization growth stocks have performed brilliantly, and small or middle capitalization value stocks have been left far behind. In striking contrast to some of the equity markets, the bond market suffered one of its worst years in history, with prices of ten-year Treasuries dropping 13%. Yield spreads, which had widened sharply during the crisis in the fall of 1998, narrowed during the early months of 1999 but then widened again as the year progressed, with distressingly poor liquidity in the secondary bond market. Securities that suffered even a slight short-term tarnishing in their attributes often dropped dramatically in price - investors displayed very little appetite for any bond or stock that had evidenced any degree of adversity.

Standish Investment Disciplines

Many of Standish's investment disciplines are directed to applying fundamental research to uncover relatively cheap securities where the fundamentals are improving. This methodology has generally been quite successful over long periods of time in the past. However, the investment environment of the last two years has produced significant headwinds for some of our disciplines. While there has been enormous pressure on Standish and other value investors to capitulate and to become momentum investors, we have not wavered in our focus on fundamentals and value. Of course, we and other investors make misjudgments along the way, and we are doing our best to learn the correct lessons from the inevitable mistakes. We have applied new investment tools and made modest alterations to the investment process. We have added investment talent and quantitative resources. We believe that our approach is correct, that our portfolios are attractively priced relative to the benchmarks, and that it is our obligation to adhere to the philosophy we have consistently represented to you.

Major Developments at Standish during 1999

We are pleased that Standish is able to report continued stability of both our clients and our professional team. Assets under management for our clients are approximately $45 billion, a slight decline during 1999 but up from $39 billion at the beginning of 1998. These statistics include $3.3 billion of assets managed through Standish International Management Company, LLC, or SIMCO. The Standish Funds returned to 1997's level of $5.8 billion of assets from $6.5 billion in 1998. While we had some client turnover, a substantial portion of the assets lost related to corporate events or restructuring as opposed to terminations because of investment performance. We have also added a substantial number of distinguished new clients.

We continue to build our professional resources both by adding new people and through our long-term commitment to education and professional training. The Standish team has grown to 292 members from 232 at the beginning of 1998. Our 109 investment officers average experience of 16 years. Sixty-seven of those officers have advanced degrees (typically an MBA) and 72 have some advanced professional accreditation.

At the end of the year, the Standish board of directors elected two new directors: Lavinia Chase and Cathy Powers. During the last year, we were sorry to lose the services of Mark Flaherty, Director, who accepted a position of great responsibility at a very large investment management organization. In addition, we anticipate the retirement of both Arthur Parker and Barr Clayson from their positions as stockholders and directors of Standish in June 2000. In line with other professional service firms, Standish is attempting to maintain the best balance between retaining the wisdom of senior investment managers and assuring generational change.

Standish's Strategies for the Future

      Standish's top priorities include:

      o meeting the needs of our clients and working closely with them to assure that their investment expectations are realistic;

      o developing new investment products that add value in today's environment; and

      o investigating strategic business alliances to augment our research and penetrate foreign markets as well as expand our domestic distribution channels.

We believe that all investors and investment management firms are facing very challenging times. However, the characteristics that have served Standish and our clients well for sixty-seven years are still intact. We remain dedicated to fulfilling your needs.

Sincerely,



/s/ Ted Ladd                                         /s/ George Noyes

Edward H. Ladd, Chairman                             George W. Noyes, President

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                            STANDISH SECURITIZED FUND

                       Management Discussion and Analysis

1999 was an eventful year for the fixed income markets. Early on, interest rates began moving significantly higher as the market priced in the increasing likelihood of tightening moves by the Federal Reserve. With the onset of a new year, liquidity from the dealer community improved and yield spreads began to narrow. Also in the first half, investor appetite for incremental yield picked up and subsequently, non-Treasury assets performed well. However, as we approached the latter part of the year, the market's calm unraveled. New issue corporate supply ballooned and the negative effect on spreads extended to the mortgage market and related sectors. Fortunately, this spread widening event was short lived and the market again stabilized by year-end.

Because we have seen significant fluctuations in yield spreads and interest rate volatility during the course of the year, there have been very attractive opportunities to move between mortgage related sectors and Treasuries. The Fund's active sector rotation has played an important role in the past year in our effort to enhance portfolio returns. On a relative return basis, the Securitized Fund performed quite well in 1999. On a gross and net of fees basis, the Fund returned .12% and (.35%), respectively. In comparison, the Fund's primary benchmark, the Lehman Aggregate Index, was (.83%). Given significantly higher interest rates and a much shorter duration than the Fund, the Lehman Mortgage Index posted a 1.85% return.

Entering the year, the Fund was overweighted across mortgage sectors. As a result of 1998's market turmoil, valuations across mortgages, asset backed securities and commercial mortgages were very attractive. For example, due to 1998's large decline in bond yields below 5%, mortgage spreads widened to historically wide levels which we viewed as a compelling case to overweight the sector. Similarly, due to the previous year's flight to quality, yield spreads in commercial mortgage and asset backed securities were at unusually wide levels. As compelling valuations in these markets attracted investors, risk premiums declined and non-Treasury sectors outperformed. By the end of June, mortgage returns, in particular, had considerably benefited from higher interest rates which implied slowing prepayments and lower interest rate volatility as it implied the embedded options were less valuable.

Taking advantage of favorable performance, we swapped out of mortgages and into the agency sector. Unlike the spread tightening seen in mortgages, agency bonds had widened with the prospect of increased supply from FNMA and FHLMC. By mid-year, weaker agency spreads turned out to be just the beginning of a significant spread widening movement across fixed income sectors. Driven largely by a tremendous surge in corporate supply, spread widening occurred rapidly and market liquidity became greatly diminished. Amid extreme spread widening, which we did not view as sustainable, we moved the Fund to an overweight in agencies. We also purchased 2% Treasury Inflation-Protected Securities (TIPS). We viewed inflation indexed bonds as offering very attractive relative value with real yields at approximately 4% and a break-even inflation rate of 2% compared to a year-over-year inflation rate of 2.6%.

By September's month-end, as it became apparent that we had seen the bulk of corporate supply, market conditions began improving. For the remainder of the year, we maintained our overweight across mortgages, asset backed and commercial mortgage securities. With improving market technicals and attractive risk premiums, we look to enhance the Fund's performance via excess yield and potentially, with capital appreciation from spread narrowing in the months ahead.

Sincerely yours,


/s/ Dolores S. Driscoll

Dolores S. Driscoll

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH SECURITIZED FUND

             Comparison of Change in Value of $100,000 investment in Standish Securitized Fund, the Lehman Aggregate Index, and the Lehman Mortgage
                                      Index

                                [GRAPHIC OMITTED]

                   Standish            Lehman              Lehman
                  Securitized        Aggregate            Mortgage
                     Fund              Index                Index

                    100000             100000              100000
                    100000             100510              100710
                    102464             102983              103006
                    103318             103961              104119
                    104022             104242              104733
                    103351             103001              104000
                    104074             103331              104613
                    104487             103403              104875
                    103643             102452              103931
                    106649             105484              107153
                    108232             107183              108846
                    109903             108662              110740
1 Year              108663             107206              109566
                    109634             108095              110464
                    111233             109468              111713
                    113825             111822              114059
                    115976             113566              115975
                    117561             114974              117738
                    118636             115952              118727
                    119326             116752              119534
                    120650             118013              120634
                    121514             118697              121695
                    121514             118638              121805
                    123343             120287              123863
2 Year              125527             122885              126118
                    127770             125380              128476
                    130115             126771              130609
                    130656             127938              131549
                    134008             131737              134193
                    130621             129946              132637
                    132346             130790              133897
                    131901             130058              133040
                    132360             130994              134344
                    135377             133470              136762
                    137673             135312              138376
                    137740             138073              139593
3 Year              139476             139467              141408
                    140144             141127              142511
                    137090             139250              141257
                    137023             139278              141695
                    139466             141492              143523
                    142443             144209              145403
                    144867             146732              146871
                    145560             147349              147767
                    146684             148380              148536
                    146473             148573              149382
                    149283             151262              150518
                    150209             152124              151120
4 Year              152632             154787              151830
                    152846             155204              151967
                    153425             155779              152407
                    152122             154455              152102
                    153429             155289              153334
                    155476             157385              154852
                    153126             154647              153769
                    149563             150827              149771
                    148253             149620              148662
                    148716             149605              149257
                    148330             149276              148929
                    150597             152247              151907
5 Year              151066             152429              152393
                    149659             150189              150229
                    149659             150053              150139
                    149105             149723              149674
                    150156             150756              150871
                    152818             153741              154100
                    156126             157400              158029
                    157337             158361              158772
                    159220             160578              161026
                    164872             166792              166099
                    165691             168010              167046
                    165857             167640              167331
6 Year              167769             169663              169063
                    169266             171309              170550
                    171205             173536              172068
                    172892             176139              174029
                    174663             178605              176205
                    176130             179783              177536
                    173973             176655              176062
                    172507             175419              175428
                    171459             174436              174937
                    170847             174087              174430
                    173380             176420              176837
                    174088             176896              177491
7 Year              173646             176596              177491
                    177007             179669              180455
                    180680             183657              183992
                    183905             186798              186623
                    182365             185060              185653
                    183291             185634              187027
                    183754             186098              187644
                    181329             184033              185880
                    184423             186793              188835
                    186017             188568              190686
                    188079             190812              192917
                    192826             195963              196544
8 Year              191212             194298              196072
                    194631             197173              198562
                    197034             200032              200766
                    197610             200953              201429
                    199695             202982              203262
                    202676             205580              205274
                    201881             205416              205705
                    202677             206114              206569
                    203582             207190              207740
                    205795             209148              209120
                    207808             210926              210124
                    208215             211369              211195
9 Year              211677             214810              213113
                    215866             219836              215692
                    213187             218671              215411
                    213806             219918              216488
                    214740             220578              217419
                    216436             222144              218963
                    213362             218256              218087
                    214957             219457              219548
                    215708             220159              220558
                    214313             218221              219323
                    213257             217523              218555
                    212061             216609              217069
10 Year             212061             216501              217069
                    214339             219013              220586
                    215000             219823              221865
                    214890             219801              221976
YTD                 213982             218746              221443

           ----------------------------------------------------------
                           Aveage Annual total Return
                         (for periods ended 12/31/1999)

                                                          Since
                                                        Inception
                 1 Year       3 Year     5 Year        08/31/1989
                -------      --------   --------      ------------
                (0.35)%        5.47%      7.34%           7.64%

           ----------------------------------------------------------

           Past performance is not predictive of future performance.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH SECURITIZED FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $43,334,852)                                                    $41,761,427
  Receivable for investments sold                                     1,228,621
  Interest receivable                                                   337,888
  Receivable for variation margin on open financial
    futures contracts                                                       578
  Prepaid expenses                                                        4,084
                                                                    -----------
    Total assets                                                     43,332,598
LIABILITIES
  Payable for investments purchased                    $  347,535
  Payable for delayed delivery transactions (Note 7)    2,391,213
  Options written, at value (Note 6) (premiums
    received, $55,427)                                     81,183
  Accrued accounting, custody and transfer agent fees       7,071
  Accrued trustees' fees and expenses (Note 2)              2,184
  Accrued expenses and other liabilities                   25,087
                                                       ----------
    Total liabilities                                                 2,854,273
                                                                    -----------
NET ASSETS                                                          $40,478,325
                                                                    ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                   $43,987,268
  Accumulated net realized loss                                      (1,923,422)
  Undistributed net investment income                                     2,159
  Net unrealized depreciation                                        (1,587,680)
                                                                    -----------
TOTAL NET ASSETS                                                    $40,478,325
                                                                    ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                             2,131,474
                                                                    ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                   $     18.99
                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH SECURITIZED FUND

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income                                                   $ 2,980,485
                                                                    -----------
    Total investment income                                           2,980,485
EXPENSES
  Investment advisory fee (Note 2)                     $   106,235
  Accounting, custody and transfer agent fees               90,958
  Legal and audit services                                  31,849
  Registration fees                                         11,475
  Trustees' fees and expenses (Note 2)                       6,355
  Insurance expense                                          6,215
  Miscellaneous                                              5,218
                                                       -----------
    Total expenses                                         258,305

Deduct:
  Waiver of investment advisory fee (Note 2)               (67,083)
                                                       -----------
    Net expenses                                                        191,222
                                                                    -----------
      Net investment income                                           2,789,263
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss)
    Investment security transactions                      (851,945)
    Financial futures contracts                           (143,429)
    Written options transactions                           100,510
                                                       -----------
      Net realized loss                                                (894,864)
  Change in unrealized appreciation (depreciation)
    Investment securities                               (1,955,552)
    Financial futures contracts                             26,469
    Written options                                        (56,994)
                                                       -----------
      Net change in unrealized appreciation
        (depreciation)                                               (1,986,077)
                                                                    -----------
    Net realized and unrealized loss                                 (2,880,941)
                                                                    -----------
NET DECREASE IN NET ASSETS FROM OPERATIONS                          $   (91,678)
                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH SECURITIZED FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               YEAR ENDED         YEAR ENDED
                                                            DECEMBER 31, 1999  DECEMBER 31, 1998
                                                            -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                        $ 2,789,263        $ 2,580,881
  Net realized gain (loss)                                        (894,864)           881,611
  Change in unrealized appreciation (depreciation)              (1,986,077)          (534,892)
                                                               -----------        -----------
  Net increase (decrease) in net assets from investment
    operations                                                     (91,678)         2,927,600
                                                               -----------        -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1E)
  From net investment income                                    (2,648,382)        (2,580,881)
  In excess of net investment income                                    --            (32,653)
                                                               -----------        -----------
  Total distributions to shareholders                           (2,648,382)        (2,613,534)
                                                               -----------        -----------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                               5,215,276             80,000
  Value of shares issued to shareholders in payment of
    distributions declared                                         552,669            311,696
  Cost of shares redeemed                                       (2,600,277)          (779,817)
                                                               -----------        -----------
  Net increase (decrease) in net assets from Fund share
    transactions                                                 3,167,668           (388,121)
                                                               -----------        -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            427,608            (74,055)
NET ASSETS
  At beginning of year                                          40,050,717         40,124,772
                                                               -----------        -----------
  At end of year (including undistributed net
    investment income of $2,159 and distributions in
    excess of net investment income of $144,411)               $40,478,325        $40,050,717
                                                               ===========        ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH SECURITIZED FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              YEAR ENDED DECEMBER 31,
                                       ----------------------------------------------------------------------
                                          1999(1)       1998(1)         1997           1996           1995
                                       ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF YEAR     $    20.26     $    20.10     $    19.70     $    20.25     $    18.61
                                       ----------     ----------     ----------     ----------     ----------
FROM INVESTMENT OPERATIONS:
  Net investment income*                     1.30           1.31           1.46           1.43           1.32
  Net realized and unrealized gain
    (loss) on investments                   (1.36)          0.18           0.37          (0.57)          1.66
                                       ----------     ----------     ----------     ----------     ----------
Total from investment operations            (0.06)          1.49           1.83           0.86           2.98
                                       ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                (1.21)         (1.31)         (1.43)         (1.41)         (1.34)
  In excess of net investment income           --          (0.02)            --             --             --
                                       ----------     ----------     ----------     ----------     ----------
Total distributions to shareholders         (1.21)         (1.33)         (1.43)         (1.41)         (1.34)
                                       ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR           $    18.99     $    20.26     $    20.10     $    19.70     $    20.25
                                       ==========     ==========     ==========     ==========     ==========
TOTAL RETURN+                               (0.35)%         7.53%          9.50%          4.41%         16.32%
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net
    assets)*                                 0.45%          0.45%          0.45%          0.45%          0.45%
  Net Investment Income (to average
    daily net assets)*                       6.56%          6.39%          6.47%          6.99%          6.78%
  Portfolio Turnover                          153%           123%           100%           212%           225%
  Net Assets, End of Year (000's
    omitted)                           $   40,478     $   40,051     $   40,125     $   50,617     $   55,201

-----------------

* For the periods indicated, the investment adviser did not impose a portion of its advisory fee and/or reimbursed a portion of the Fund's operating expenses. If this voluntary reduction had not been taken, the investment income per share and the ratios would have been:

    Net investment income per share    $     1.27     $     1.29     $     1.43     $     1.40     $     1.22
    Ratios (to average daily net
      assets):
      Expenses                               0.61%          0.56%          0.57%          0.51%          0.51%
      Net investment income                  6.40%          6.28%          6.35%          6.93%          6.72%

(1)  Calculated based on average shares outstanding.
+    Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH SECURITIZED FUND

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                                                         PAR           VALUE
SECURITY                                                          RATE                MATURITY          VALUE        (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 100.7%
ASSET BACKED -- 11.3%
ARG Funding 1999-1A A3                                           6.020%              05/20/2005      $ 400,000      $  381,766
Advanta Home Equity Trust 1999-3 A4                              7.750%              10/26/2026        325,000         325,203
Advanta Home Equity Trust 1997-2 M1                              7.550%              06/25/2027        400,000         393,625
CIT Holdings 98-1 M2 Non-ERISA+                                  6.720%              09/15/2027        400,000         376,375
CIT Marine Trust 1999-A4                                         6.250%              11/15/2019        400,000         364,250
Chase Credit Card Master Trust 1999-3 B                          6.950%              01/15/2007        725,000         712,313
Ford Credit Auto Owner Trust                                     6.650%              10/15/2003        400,000         394,625
Greentree Home Equity 1997-D M2 Non-ERISA                        7.450%              09/15/2028        500,000         439,375
Residential Fund Mortgage Sec Inc. 1999-KS1                      6.320%              04/25/2030        425,000         383,297
Vanderbilt Mortgage Fin 98-C 1M1+                                6.900%              10/07/2028        375,000         342,539
World Omni Auto Lease 1997-A B Non-ERISA 144A                    7.300%              06/25/2003        488,245         488,245
                                                                                                                   -----------
Total Asset Backed (Cost $4,845,030)                                                                                 4,601,613
                                                                                                                   -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.0%
Bear Stearns Mtg. 1998-2 B                                       6.750%              04/30/2030        369,131         340,985
FNMA P/O Trust 108                                               0.000%              03/01/2020        498,892         399,218
GE Capital 1996-17 2A5 ERISA                                     7.250%              12/25/2011        430,309         425,468
Sears Credit Account 1987-B CL1                                  8.000%              05/25/2017         39,024          37,707
                                                                                                                   -----------
Total Collateralized Mortgage Obligations (Cost $1,257,623)                                                          1,203,378
                                                                                                                   -----------
NON-AGENCY -- 18.6%
PASS THRU SECURITIES -- 18.6%
Chase 1997-1 E Non ERISA                                         7.370%              12/19/2007        500,000         452,031
Chase Commercial Mortgage Sec 6.6 1997-2D
Non-ERISA                                                        6.600%              12/25/2007        425,000         380,773
FDIC REMIC Trust 1994-C1 2C Non-ERISA+                           8.450%              09/25/2025        800,000         801,500
FDIC REMIC Trust 1994-C1 2D Non-ERISA+                           8.700%              09/25/2025        500,000         497,500
First Union/Lehman 1997-C1 D Non-ERISA+                          7.500%              10/18/2008        600,000         569,625
GMAC Mortgage Corp. 1997-C1 E Non-ERISA                          7.085%              11/15/2010        400,000         361,250
Lehman Brothers Commercial Conduit Mortgage
Trust 1995-C2 Non-ERISA+,(a)                                     7.110%              05/25/2005        575,000         546,654
Merrill Lynch Mortgage Investments 1996-C2 E
Non-ERISA+                                                       6.960%              11/21/2028        700,000         582,260
Midland 96 C2 A2 Seq 7.233+                                      7.233%              01/25/2029        200,000         197,000
Morgan Stanley Capital I 1997-WF1 E+                             7.490%              05/15/2009        475,000         427,797
Morgan Stanley Capital I 1998-WF1 A1                             6.250%              07/15/2007        388,714         375,716
Mortgage Capital Funding 1996 MC1A-C
Non-ERISA                                                        7.800%              04/15/2006        497,000         495,136
Mortgage Capital Funding 1997-MC2 D
Non-ERISA+                                                       7.117%              11/20/2007        800,000         730,563
Resolution Trust Corp. 1991-6 C-1                                9.000%              09/25/2028        231,168         230,012
Resolution Trust Corp. 1995-C1 D                                 6.900%              02/25/2027        546,000         526,805
Resolution Trust Corp. P-T Ser. 1992-5 Sr. A6                    9.239%              05/25/2026        184,012         183,035
Structured Asset Security Corp. 1994-C1 D
Non-ERISA+                                                       6.870%              08/25/2026        174,622         174,029
                                                                                                                   -----------
Total Non-Agency (Cost $7,929,830)                                                                                   7,531,686
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH SECURITIZED FUND

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                                                         PAR             VALUE
SECURITY                                                          RATE           MATURITY               VALUE          (NOTE 1A)
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY -- 52.1%
PASS THRU SECURITIES -- 52.1%
FHLMC +                                                          5.750%                 03/15/2009    $2,075,000      $1,895,388
FMAC Loan Rec Trust 98-C Class A2                                6.660%                 01/15/2012       425,000         392,660
FNMA+                                                            5.125%                 02/13/2004     1,600,000       1,504,256
FNMA+                                                            5.625%                 05/14/2004       350,000         334,467
FNMA                                                             6.500%    08/15/2004 - 08/01/2029     1,836,961       1,741,169
FNMA                                                             7.000%    10/01/2014 - 11/01/2014       818,007         808,542
FNMA#                                                            7.500%                 01/01/2030       800,000         791,000
GNMA                                                             7.000%    11/15/2022 - 12/15/2026       381,907         370,248
GNMA                                                             7.000%    01/15/2028 - 03/15/2028     2,047,029       1,976,652
GNMA                                                             7.000%    05/15/2028 - 07/15/2029     1,104,750       1,066,768
GNMA                                                             7.500%    08/15/2029 - 10/15/2029     1,794,880       1,774,687
GNMA                                                             8.000%    07/15/2029 - 11/15/2029     2,512,649       2,537,459
GNMA                                                             8.000%    12/15/2029 - 12/15/2029       800,040         808,040
GNMA                                                             9.000%                 09/15/2016       173,279         182,808
GNMA                                                             9.000%                 12/15/2017       410,218         432,776
GNMA #                                                           8.000%                 12/15/2029       800,000         808,000
GNMA #                                                           8.000%                 01/15/2030       775,000         782,750
GNMA +                                                           8.000%                 01/15/2026       539,186         544,578
GNMA +                                                           9.000%                 12/15/2017     1,385,782       1,459,401
GNMA +                                                           7.000%                 01/15/2028       115,256         111,293
GNMA +                                                           7.000%                 05/15/2028       646,406         624,183
GNSF                                                             8.000%                 06/15/2026       122,562         123,788
                                                                                                                     -----------
Total U.S. Government Agency (Cost $21,610,739)                                                                       21,070,913
                                                                                                                     -----------
U.S. TREASURY OBLIGATIONS -- 15.7%
TREASURY BONDS -- 10.1%
U.S. Treasury Bond+                                              7.625%                 02/15/2025       225,000         249,363
U.S. Treasury Bond+                                              8.125%                 05/15/2021     2,575,000       2,951,594
U.S. Treasury Bond+                                             11.250%                 02/15/2015       625,000         883,494
                                                                                                                     -----------
                                                                                                                       4,084,451
                                                                                                                     -----------
TREASURY NOTES -- 5.6%
U.S. Treasury Inflation Index Note                               3.967%                 01/15/2009       865,000         857,106
U.S. Treasury Note+                                              4.625%                 11/30/2000     1,025,000       1,011,542
U.S. Treasury Note+                                              6.250%                 10/31/2001       200,000         200,032
U.S. Treasury Note+                                              6.375%                 05/15/2000       200,000         200,468
                                                                                                                     -----------
                                                                                                                       2,269,148
                                                                                                                     -----------
Total U.S. Treasury Obligations (Cost $6,654,845)                                                                      6,353,599
                                                                                                                     -----------
TOTAL BONDS AND NOTES (COST $42,298,067)                                                                              40,761,189
                                                                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH SECURITIZED FUND

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                                  CONTRACT     VALUE
SECURITY                                                                            SIZE     (NOTE 1A)
-------------------------------------------------------------------------------------------------------
PURCHASED OPTIONS -- 0.0%
UST 6.00% Call, Strike Price 100.65, 05/05/2000                                     9,000   $     3,231
UST 6.00% Call, Strike Price 100.75, 03/03/2000                                     9,000           891
UST 6.00% Call, Strike Price 98.72, 02/15/2000                                      6,070         1,660
UST 6.00% Call, Strike Price 99.16, 04/17/2000                                      1,500           792
UST 6.00% Call, Strike Price 99.18, 02/15/2000                                      5,380         1,044
                                                                                            -----------
TOTAL PURCHASED OPTIONS (COST $44,164)                                                            7,618
                                                                                            -----------

                                                                                  PAR
                                                  RATE         MATURITY          VALUE
                                                -------  --------------------  ----------
SHORT-TERM INVESTMENTS -- 2.5%
U.S. GOVERNMENT AGENCY -- 2.0%
FHLMC Discount Note=/=                           5.600%       01/25/2000        $ 790,000       784,099
                                                                                            -----------
REPURCHASE AGREEMENTS -- 0.5%
Prudential-Bache Repurchase Agreement, dated
12/31/99, due 01/03/00, with a maturity value
of $208,555 and an effective yield of 2.00%,
collateralized by a U.S. Government Agency
Obligation with a rate of 7.00%, maturity
date of 12/01/28 and market value of
$212,853.                                                                                       208,521
                                                                                            -----------
TOTAL SHORT-TERM INVESTMENTS (COST $992,621)                                                    992,620
                                                                                            -----------
TOTAL INVESTMENTS -- 103.2% (COST $43,334,852)                                              $41,761,427

OTHER ASSETS, LESS LIABILITIES -- (3.2%)                                                     (1,283,102)
                                                                                            -----------
NET ASSETS -- 100.0%                                                                        $40,478,325
                                                                                            ===========

NOTES TO SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under Rule
144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration.
FDIC - Federal Depository Insurance Corporation
FHLMC - Federal Home Loan Mortgage Corporation
FMAC - Federal Mortgage Acceptance Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
GNSF - Government National Mortgage Association
P/O - Principal Only
REMIC - Real Estate Mortgage Conduit
UST - United States Treasury

+ Denotes all or part of security pledged as a margin deposit (Note 6) or collateral for delayed delivery transactions (Note 7).
(a)  Variable Rate Security; rate indicated is as of 12/31/99.
#    All or a portion of these securities are delayed delivery contracts (Note
     7).
=/=  Rate noted is yield to maturity.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH SECURITIZED FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Securitized Fund (the "Fund") is a separate diversified investment series of the Trust.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount on long-term debt securities when required for federal income tax purposes. Realized gains and losses from securities sold are recorded on the identified cost basis.

      D. FEDERAL TAXES

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

      At December 31, 1999, the Fund, for federal income tax purposes, had a capital loss carryover which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are $803,341, $234,501 and $656,610 which expire on December 31, 2002, 2004 and 2007 respectively. The Fund elected to defer to its fiscal year ending December 31, 2000, $132,906 of losses recognized during the period November 1, 1999 to December 31, 1999.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH SECURITIZED FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      E. DISTRIBUTIONS TO SHAREHOLDERS

      Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), litigation proceeds, market discount, non-taxable dividends, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish, Ayer & Wood, Inc. ("SA&W") for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 0.25% of the Fund's average daily net assets up to the first $500,000,000 and 0.20% of assets in excess of this amount. SA&W voluntarily agreed to limit the Funds total operating expenses to 0.45% of the Fund's average daily net assets for the year ended December 31, 1999. Pursuant to this agreement, SA&W voluntarily waived $67,083 of its investment advisory fee. The Trust pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Trust from SA&W. Certain trustees and officers of the Trust are directors or officers of SA&W.

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 1999 were as follows:

                                                         PURCHASES      SALES
                                                        -----------  -----------
      U.S. Government Securities                        $63,262,055  $56,787,139
                                                        ===========  ===========
      Investments (non-U.S.Government Securities)       $ 3,698,805  $ 6,696,281
                                                        ===========  ===========

(4)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                               YEAR ENDED         YEAR ENDED
                                            DECEMBER 31, 1999  DECEMBER 31, 1998
                                            -----------------  -----------------
      Shares sold                                261,259              3,904
      Shares issued to shareholders in
        payment of distributions declared         28,464             15,319
      Shares redeemed                           (135,495)           (38,245)
                                                --------            -------
      Net increase (decrease)                    154,228            (19,022)
                                                ========            =======

      At December 31, 1999, two shareholders were record owners of approximately 66% and 21% of the total outstanding shares of the Fund, respectively. Investment activity of these shareholders could have a material impact on the fund.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH SECURITIZED FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(5)   FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1999, as computed on a federal income tax basis, were as follows:

      Aggregate Cost                                                $43,419,420
                                                                    ===========
      Gross unrealized appreciation                                      22,940
      Gross unrealized depreciation                                  (1,680,933)
                                                                    -----------
      Net unrealized depreciation                                   $(1,657,993)
                                                                    ===========

(6)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

      The Fund trades the following instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Fund may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contract, or if the counterparty does not perform under the contracts terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      A summary of written option transactions for the year ended December 31, 1999 is as follows:

      WRITTEN PUT OPTION TRANSACTIONS
      --------------------------------------------------------------------------
                                            NUMBER OF CONTRACTS      PREMIUMS
                                            -------------------  ---------------
      Outstanding, beginning of period                5             $  39,828
      Options written                                10               116,062
      Options expired                                (2)              (22,250)
      Options closed                                 (9)             (100,335)
                                                  -----             ---------
      Outstanding, end of period                      4             $  33,305
                                                  =====             =========

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH SECURITIZED FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      WRITTEN CALL OPTION TRANSACTIONS
      --------------------------------------------------------------------------
                                            NUMBER OF CONTRACTS      PREMIUMS
                                            -------------------  ---------------
      Outstanding, beginning of period                 6            $ 46,250
      Options written                                 21             116,220
      Options exercised                               (1)            (14,875)
      Options expired                                 (8)            (45,300)
      Options closed                                 (13)            (80,173)
                                                  ------            --------
      Outstanding, end of period                       5            $ 22,122
                                                  ======            ========

      FORWARD CURRENCY EXCHANGE CONTRACTS

      The Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Fund primarily to protect the value of the Fund's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

      At December 31, 1999, there were no open forward foreign currency contracts.

      FUTURES CONTRACTS

      The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts.

      At December 31, 1999, the Fund held the following futures contracts:

                                                                                   UNDERLYING FACE
         CONTRACT                                   POSITION    EXPIRATION DATE    AMOUNT AT VALUE    UNREALIZED GAIN (LOSS)
         -------------------------------------------------------------------------------------------------------------------
         U.S. 5 Yr. Note (8 Contracts)                Long        03/31/2000         $   784,125             $(10,642)
         U.S. 2 Yr. Note (19 Contracts)               Long        04/03/2000           3,773,578              (21,564)
         U.S. 10 Yr. Note (20 Contracts)              Short       03/31/2000           1,917,188               43,707
                                                                                                             --------
                                                                                                             $ 11,501
                                                                                                             ========

      At December 31, 1999, the Fund had segregated sufficient cash and/or securities to cover margin requirements on open futures contracts.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH SECURITIZED FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(7)   DELAYED DELIVERY TRANSACTIONS:

      The Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund segregates securities having a value at least equal to the amount of the purchase commitment.

      At December 31, 1999, the Fund entered into the following delayed delivery transactions:

      TYPE          SECURITY           SETTLEMENT DATE         PAYABLE AMOUNT
      -----------------------------------------------------------------------
      Buy             FNMA               01/25/2000              $  793,000
      Buy             GNMA               01/25/2000                 810,438
      Buy             GNMA               01/25/2000                 787,775
                                                                 ----------
                                                                 $2,391,213
                                                                 ==========

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Securitized Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment
Trust: Standish Securitized Fund (the "Fund") at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 18, 2000

                      [This page intentionally left blank]

                            [LOGO] Standish Funds(R)
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                                   Boston, MA 02111-2662
                                   (800) 729-0066
                                   www.standishfunds.com